Payment Date: 10/27/97

                    -----------------------------------------
                    COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1
                    -----------------------------------------

Class Information                                          Current Payment Information

---------------------------------------------------------------------------------------------------------------------
                  Beginning       Pass Thru  Principal       Interest        Total      Interest   Ending Certificate
Class Code  Name  Cert. Bal.      Rate       Dist. Amt.     Dist. Amt.       Dist.     Shortfalls        Balance
---------------------------------------------------------------------------------------------------------------------
2343        A-1   163,398,112.35  5.825000%  3,174,606.28    846,039.12  4,020,645.39        0.00    160,223,506.08
2344        A-2    30,376,665.27  5.705000%  1,888,280.98    154,043.44  2,042,324.42        0.00     28,488,384.29
2345        A-3    35,000,000.00  6.675000%          0.00    194,687.50    194,687.50        0.00     35,000,000.00
2346        A-4    14,677,000.00  6.950000%          0.00     85,004.29     85,004.29        0.00     14,677,000.00
2348        A-5    15,623,000.00  7.225000%          0.00     94,063.48     94,063.48        0.00     15,623,000.00
---------------------------------------------------------------------------------------------------------------------
Totals       --   259,074,777.62             5,062,887.25  1,373,837.83  6,436,725.08        0.00    254,011,890.37
---------------------------------------------------------------------------------------------------------------------

                   Original Certificate Information
Class Information
                   -------------------------------------
-------------------   Original     Pass Thru     Cusip
  Type       Name    Cert. Bal.       Rate      Numbers
--------------------------------------------------------
Floater      A-1   183,000,000.00  5.825000%   126671AD8
Floater      A-2    40,700,000.00  5.705000%   126671AE6
Fixed        A-3    35,000,000.00  6.675000%   126671AF3
Fixed        A-4    14,677,000.00  6.950000%   126671AG1
Fixed        A-5    15,623,000.00  7.225000%   126671AH9
--------------------------------------------------------
Totals        --   289,000,000.00     --          --
--------------------------------------------------------

                            Factors per $1,000
Class Information
                   ---------------------------------------
-----------------   Principal    Interest        Ending
  Type       Name     Dist.        Dist.        Cert. Bal
-----------------  ---------------------------------------
Floater      A-1   17.34757528  4.62316456    875.53828457
Floater      A-2   46.39510996  3.78485122    699.96030205
Fixed        A-3    0.00000000  5.56250000   1000.00000000
Fixed        A-4    0.00000000  5.79166667   1000.00000000
Fixed        A-5    0.00000000  6.02083333  54.05882352941
-----------------  ---------------------------------------
Totals        --   17.51864101  4.75376412  878.9338767128
-----------------  ---------------------------------------

                                                          Payment Date: 10/27/97

                -------------------------------------------------
                       INDEPENDENT NATIONAL MORTGAGE CORP.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-A
                 RESIDENTIAL ASSET SECURITIZATION TRUST 1997 A-1
                -------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

          Group 1
          -------
Beginning Principal Balance                                       166,621,184.13
Scheduled Principal Payment                                            89,938.17
Prepayment Amount                                                   2,642,505.45
Ending Principal Balance                                          163,888,740.51

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          442,162.66
Required Subordinated Amount                                        4,211,709.69
Subordinated Amount                                                 3,665,234.43
Carry-Forward Amount                                                       56.37
Insured Payment                                                             0.00

          Group 2
          -------
Beginning Principal Balance                                        97,670,446.70
Scheduled Principal Payment                                           151,862.24
Prepayment Amount                                                   1,454,078.80
Ending Principal Balance                                           96,064,505.65

Subordinated Deficit Amount                                                 0.00
Subordinated Increase Amount                                          282,339.93
Required Subordinated Amount                                        5,512,058.33
Subordinated Amount                                                 2,276,121.36
Carry-Forward Amount                                                        0.00
Insured Payment                                                             0.00

--------------------------------------------------------------------------------
                                 FEES & ADVANCES
--------------------------------------------------------------------------------

Monthly master servicer fees paid
          Group 1                                                      68,439.66
          Group 2                                                       1,197.04

Advances included in this distribution
          Group 1                                                     101,284.94
          Group 2                                                      36,538.96

--------------------------------------------------------------------------------
                    CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT
--------------------------------------------------------------------------------

Amount paid                                                                 0.00
Amount remaining                                                            0.00

--------------------------------------------------------------------------------
                       LIQUADATION AND LOSSES INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                            --------------------
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Liquated Loan #                                                     0          0
  Stated Principal Balance                                       0.00       0.00
  Realized Losses                                                0.00       0.00
Aggregate Stated Principal Balance of all Liquidated Loans       0.00       0.00

Total realized losses (this period)                              0.00
Cumulative losses (from Cut-Off)                            49,244.09

--------------------------------------------------------------------------------
                         GROUP 1 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
      1 month                            94                         9,113,525.09
      2 months                           18                           927,489.63
     3+ months                           13                         1,501,403.50
    Foreclosures                         20                         2,067,269.49
       Totals                           125                        11,542,418.22

--------------------------------------------------------------------------------
                       GROUP 2 DELINQUENCY INFORMATION
--------------------------------------------------------------------------------

       Period                    Loan Count                Ending Stated Balance
       ------                    ----------                ---------------------
       1 month                           47                         2,763,986.64
       2 months                           9                           509,689.76
      3+ months                           7                           406,453.20
    Foreclosures                          5                           193,747.26
       Totals                            68                         3,873,876.86

--------------------------------------------------------------------------------
                              TOTAL REO INFORMATION
--------------------------------------------------------------------------------

                                                              Group 1    Group 2
                                                           ---------------------
Total Number of REO Properties                                      0          0
Total Principal Balance of REO Properties                  107,250.00       0.00

--------------------------------------------------------------------------------
                               NEW REO INFORMATION
(Mortgage Loans that became REO Properties during the preceeding calendar month)
--------------------------------------------------------------------------------

                Loan Number          Loan Group         Stated Principal Balance
                -----------          ----------         ------------------------
                          0             Group 1                             0.00
                          0             Group 2                             0.00